(h)(2)(i)

March 28, 2013

Attention: President

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, Delaware 19809

Dear Sir or Madam:

    Pursuant to the Transfer Agency Services Agreement, dated February 25, 2009, between the Funds (as defined in the Agreement) and BNY Mellon Investment Servicing (US) Inc., formerly, PNC Global Investment Servicing (U.S.) Inc., as amended (the “Agreement”), we hereby notify you of our intention to retain you as Transfer Agent and Dividend Disbursing Agent to render such services to ING Global Perspectives Fund, ING Global Perspectives Portfolio, and ING Solution Aggressive Portfolio (collectively, the “Funds”), each a newly established series of ING Mutual Funds, ING Investors Trust, and ING Partners, Inc., respectively, effective on March 28, 2013, May 1, 2013, and May 1, 2013, respectively, upon all of the terms and conditions set forth in the Agreement. Upon your acceptance, the Agreement will be modified to give effect to the foregoing by adding the above-mentioned Funds to the Amended Exhibit A of the Agreement. This Amended Exhibit A supersedes the previous Amended Exhibit A, dated December 17, 2012.

    The Amended Exhibit A has also been updated: 1) to reflect the name changes for ING Greater China Fund to ING Emerging Markets Equity Dividend Fund, ING Thornburg Value Portfolio to ING Growth and Income Core Portfolio, and ING SPorts Core Fixed Income Fund to ING Investment Grade Credit Fund; and 2) to reflect the removal of ING Index Plus International Equity Fund, and ING GET U.S. Core Portfolios – Series 11, because these series recently liquidated or matured.

    Please signify your acceptance to act as Transfer Agent and Dividend Disbursing Agent under the Agreement with respect to the Funds by signing below.

Very sincerely,

By:	/s/ Todd Modic
Todd Modic Senior Vice President ING Mutual Funds ING Investors Trust ING Partners, Inc.

ACCEPTED AND AGREED TO: BNY Mellon Investment Servicing (US) Inc.

By:	/s/ Susan M. Fraser
Name:	Susan M. Fraser
Title:	Managing Director, Senior Vice President , Duly Authorized

7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258-2034	Tel: 480-477-3000 Fax: 480-477-2700 www.ingfunds.com	ING Mutual Funds ING Investors Trust ING Partners, Inc.

AMENDED EXHIBIT A

(Dated: March 28, 2013)

  THIS EXHIBIT A is Exhibit A to that certain Transfer Agency Services Agreement, dated as of February 25, 2009, between BNY Mellon Investment Servicing (US) Inc., formerly, PNC Global Investment Servicing (U.S.) Inc. and the Fund (the “Agreement”). For all purposes under the Agreement, the terms Fund and Portfolio shall refer to the following, respectively:

ING Equity Trust

ING Growth Opportunities Fund

ING Large Cap Value Fund

ING MidCap Opportunities Fund

ING Mid Cap Value Fund

ING Real Estate Fund

ING SmallCap Opportunities Fund

ING Value Choice Fund

ING Funds Trust

ING Floating Rate Fund

ING GNMA Income Fund

ING High Yield Bond Fund

ING Intermediate Bond Fund

ING Short Term Bond Fund

ING Strategic Income Fund

ING Investors Trust

ING American Funds Asset Allocation Portfolio

ING American Funds Global Growth and Income Portfolio

ING American Funds International Growth and Income Portfolio

ING American Funds International Portfolio

ING American Funds World Allocation Portfolio

ING BlackRock Health Sciences Opportunities Portfolio

ING BlackRock Inflation Protected Bond Portfolio

ING BlackRock Large Cap Growth Portfolio

ING Bond Portfolio

ING Clarion Global Real Estate Portfolio

ING Clarion Real Estate Portfolio

ING DFA Global Allocation Portfolio

ING DFA World Equity Portfolio

ING FMRSM Diversified Mid Cap Portfolio

ING Franklin Income Portfolio

ING Franklin Mutual Shares Portfolio

ING Franklin Templeton Founding Strategy Portfolio

ING Global Perspectives Portfolio

ING Global Resources Portfolio

ING Goldman Sachs Commodity Strategy Portfolio

ING Invesco Van Kampen Growth and Income Portfolio

ING JPMorgan Emerging Markets Equity Portfolio

ING JPMorgan Small Cap Core Equity Portfolio

ING Large Cap Growth Portfolio

ING Large Cap Value Portfolio

ING Limited Maturity Bond Portfolio

ING Liquid Assets Portfolio

ING Marsico Growth Portfolio

ING MFS Total Return Portfolio

ING MFS Utilities Portfolio

ING Morgan Stanley Global Franchise Portfolio

ING Oppenheimer Active Allocation Portfolio

ING PIMCO High Yield Portfolio

ING PIMCO Total Return Bond Portfolio

ING Pioneer Fund Portfolio

ING Pioneer Mid Cap Value Portfolio

ING Retirement Conservative Portfolio

ING Retirement Growth Portfolio

ING Retirement Moderate Growth Portfolio

ING Retirement Moderate Portfolio

ING T. Rowe Price Capital Appreciation Portfolio

ING T. Rowe Price Equity Income Portfolio

ING T. Rowe Price International Stock Portfolio

ING Templeton Global Growth Portfolio

ING U.S. Stock Index Portfolio

ING Mayflower Trust

ING International Value Fund

ING Mutual Funds

ING Diversified Emerging Markets Debt Fund

ING Diversified International Fund

ING Emerging Markets Equity Dividend Fund

ING Emerging Markets Equity Fund

ING Global Bond Fund

ING Global Equity Dividend Fund

ING Global Natural Resources Fund

ING Global Opportunities Fund

ING Global Perspectives Fund

ING Global Real Estate Fund

ING International Core Fund

ING International Growth Fund

ING International Real Estate Fund

ING International Small Cap Fund

ING International Value Choice Fund

ING International Value Equity Fund

ING Russia Fund

ING Partners, Inc.

ING American Century Small-Mid Cap Value Portfolio

ING Baron Growth Portfolio

ING Columbia Small Cap Value II Portfolio

ING Davis New York Venture Portfolio

ING Fidelity® VIP Contrafund® Portfolio

ING Fidelity® VIP Equity-Income Portfolio

ING Fidelity® VIP Mid Cap Portfolio

ING Global Bond Portfolio

ING Growth and Income Core Portfolio

ING Index Solution 2015 Portfolio

ING Index Solution 2020 Portfolio

ING Index Solution 2025 Portfolio

ING Index Solution 2030 Portfolio

ING Index Solution 2035 Portfolio

ING Index Solution 2040 Portfolio

ING Index Solution 2045 Portfolio

ING Index Solution 2050 Portfolio

ING Index Solution 2055 Portfolio

ING Index Solution Income Portfolio

ING Invesco Van Kampen Comstock Portfolio

ING Invesco Van Kampen Equity and Income Portfolio

ING JPMorgan Mid Cap Value Portfolio

ING Oppenheimer Global Portfolio

ING PIMCO Total Return Portfolio

ING Pioneer High Yield Portfolio

ING Solution 2015 Portfolio

ING Solution 2020 Portfolio

ING Solution 2025 Portfolio

ING Solution 2030 Portfolio

ING Solution 2035 Portfolio

ING Solution 2040 Portfolio

ING Solution 2045 Portfolio

ING Solution 2050 Portfolio

ING Solution 2055 Portfolio

ING Solution Aggressive Portfolio

ING Solution Aggressive Growth Portfolio

ING Solution Conservative Portfolio

ING Solution Growth Portfolio

ING Solution Income Portfolio

ING Solution Moderate Portfolio

ING T. Rowe Price Diversified Mid Cap Growth Portfolio

ING T. Rowe Price Growth Equity Portfolio

ING Templeton Foreign Equity Portfolio

ING UBS U.S. Large Cap Equity Portfolio

ING Prime Rate Trust

ING Senior Income Fund

ING Separate Portfolios Trust

ING Emerging Markets Corporate Debt Fund

ING Emerging Markets Hard Currency Debt Fund

ING Emerging Markets Local Currency Debt Fund

ING Investment Grade Credit Fund

ING Retirement Solution 2020 Fund

ING Retirement Solution 2025 Fund

ING Retirement Solution 2030 Fund

ING Retirement Solution 2035 Fund

ING Retirement Solution 2040 Fund

ING Retirement Solution 2045 Fund

ING Retirement Solution 2050 Fund

ING Retirement Solution 2055 Fund

ING Retirement Solution Income Fund

ING Variable Insurance Trust

ING GET U.S. Core Portfolio – Series 12

ING GET U.S. Core Portfolio – Series 13

ING GET U.S. Core Portfolio – Series 14

ING Variable Products Trust

ING International Value Portfolio

ING MidCap Opportunities Portfolio

ING SmallCap Opportunities Portfolio

ING Goldman Sachs Commodity Strategy Portfolio (Cayman), Ltd.*

* Please reference the Adoption Agreement, dated August 2, 2010, between BNYM Investment Servicing (US) Inc. and ING Goldman Sachs Commodity Strategy Portfolio (Cayman), LTD. [[FN-b4ab72078d224dd5ad91279b6f948e4c]]

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